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                                                                    Exhibit 10.1

                    AMENDMENT NO. 3 TO LIQUIDITY AGREEMENT,


                         EXTENSION REQUEST AND WAIVER


     This AMENDMENT NO. 3, EXTENSION REQUEST AND WAIVER, dated as of March 9, 2001 (this "Amendment"), is made by and among (i) Jefferson Smurfit Finance Corporation ("Finco"), (ii) Bankers Trust Company as Facility Agent (the "Facility Agent"), and (iii) the undersigned financial institutions in their capacities as banks under the Liquidity Agreement (each, a "Bank"; collectively, the "Banks").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, Finco, the Banks, the Facility Agent and the Collateral Agent entered into that certain Liquidity Agreement, dated as of February 23, 1995, as amended by the First Omnibus Amendment, dated as of March 31, 1996 and Amendment No. 2, dated as of August 19, 1997 (as so amended, the "Liquidity Agreement");

     WHEREAS, the Liquidity Agreement currently provides that Finco must give notice to the Facility Agent and the Banks not less than thirty days prior to any anniversary of the Effective Date of its desire to extend the Scheduled Liquidation Commencement Date ("Extension Request") and that any such extension shall be for a period of twelve (12) months;

     WHEREAS, Finco desires to make an Extension Request pursuant to this Amendment to extend the Scheduled Liquidation Commencement Date by twenty-four
(24) additional months;

     WHEREAS, Finco has agreed to pay the Banks an amendment fee in an amount equal to .10% times the Commitments (the "Liquidity Banks Amendment Fee");

     WHEREAS, the Liquidity Agreement currently provides that each reduction in the Commitments shall be made ratably between the Series A Commitments and the Series B Commitments and among the Series B Banks;

     WHEREAS, Finco desires to reduce the Facility Amount to $214 million from $300 million by terminating the Commitments of certain Dissenting Banks without applying such reduction ratably among the remaining Banks;
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     WHEREAS, the Liquidity Agreement currently provides that Finco shall first request that the Series B Banks purchase the Commitments of any Departing Banks;

     WHEREAS, the Series B Banks have agreed to waive such requirement with respect to Banks not agreeing to the Extension requested herein;

     WHEREAS, the Liquidity Agreement currently provides that Finco shall direct the Collateral Agent to pay the Facility Agent, for the benefit of the Banks, a Facility Fee for the period from and including the Effective Date until the Termination Date, equal to .200% per annum times the Facility Amount;

     WHEREAS, in order to induce the Banks to extend their current Commitments as requested and waive the pro rata reduction requirement of the Liquidity Agreement Finco has agreed to amend the Liquidity Agreement to provide that the Facility Fee be increased to an amount equal to .375% per annum times the Facility Amount;

     NOW THEREFORE, in consideration of the premises and the terms and covenants contained herein, the receipt and sufficiency of which consideration is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms used but not defined herein shall have
          -----------
the meanings ascribed to such terms in the Liquidity Agreement.

     2.   Amendment to Liquidity Agreement. The parties hereto agree to amend
          --------------------------------
Section 4.02 of the Liquidity Agreement as set forth in this Section 2.

     Section 4.02 is hereby amended as follows:

     Pursuant to Section 9.07 or Section 9.08, Finco shall direct the Collateral
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     Agent to pay to the Facility Agent, for the benefit of the Banks, a facility fee (the "Facility Fee") (i) for the period from and including the Effective Date until the Termination Date, equal to three-eighths of one percent (0.375%) per annum on any date prior to April 1, 1996, one-quarter of one percent (0.25%) per annum on any date on or after April 1, 1996, prior to July 31, 1997 and one-fifth of one percent (0.2000%) per annum on any date on or after July 31, 1997, prior to March 9, 2001 and three-eighths of one percent (0.375%) per annum on any date on or after March 9, 2001 (in each case, the "Facility Fee Rate") times the Facility Amount, computed on the basis of the actual number of days elapsed (including the first but excluding the day of payment) over a year of 365 or 366 days and
     (ii) for the period from the Termination Date until the Collection Date, equal to the Facility Fee Rate multiplied by the sum of the Aggregate Loan Amounts plus the Aggregate CP Amount for each day during any Collection Period for which the Facility Fee is being calculated, divided by 365 or 366, as the case may be.

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     The Facility Fee shall be payable monthly in arrears on each Settlement
     Date with respect to the prior Collection Period and shall be forwarded by the Facility Agent to (i) the Series A Bank based on the available Series A Commitment and the Facility Fee Rate applicable to the Series A Bank's Commitment, and (ii) ratably to the Series B Banks according to their Pro Rata Shares of the available Series B Commitment and the Facility Fee Rate applicable to each Series B Bank's Commitment.

     3.   Extension Request.  Finco hereby notifies the Facility Agent and the
          -----------------
Banks of its request to extend the Scheduled Liquidation Commencement Date by two additional years so that the Scheduled Liquidation Commencement Date will be the earlier of (i) the Settlement Date which occurs not more than three calendar months nor less than two calendar months before the one hundred and eighth (108th) month following the Effective Date, as such date may be extended pursuant to Section 2.06 of the Liquidity Agreement, and (ii) the date the
            ------------
Commitments are reduced to zero in accordance with Section 2.06(b) of the
                                                   ---------------
Liquidity Agreement. The Liquidity Agreement is hereby amended to the extent necessary to permit this Extension Request for twenty-four (24) months.

     4.   Waiver. The parties hereto acknowledge that upon effectiveness of this
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Amendment the Facility Amount shall be irrevocably reduced to $214 million and agree to waive (a) Section 2.06 of the Liquidity Agreement to the extent necessary to permit the termination of the Commitments of certain of the Banks not extending such Commitments in response to the extension request contained herein, together with the corresponding reduction of the Facility Amount to $214 million, without applying such reduction ratably between the Series A Commitments and the Series B Commitments and among the Series B Banks but instead allowing each remaining Commitment to remain unchanged, and (b) Section
2.09 of the Liquidity Agreement to the extent necessary to permit Finco to select one or more Replacement Banks to purchase all or a portion of the Commitments of such Departing Banks, without having made a written request at least thirty (30) Business Days before such selection.

     5.   Representations and Warranties of Finco.  In order to induce the
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Facility Agent, the Term Bank and the Banks to enter into this Amendment and to amend the Liquidity Agreement in the manner provided herein, Finco represents and warrants to the Facility Agent, the Term Bank and the Banks that (i) all of the representations and warranties contained in the Liquidity Agreement are true and correct in all respects as of the date hereof except to the extent such representations and warranties specify that they relate only to an earlier date, in which case they are true as of such date, (ii) no Liquidation Event or Unmatured Liquidation Event exists, (iii) Finco has all requisite corporate power and authority to enter into this Amendment and to perform its obligations under the Liquidity Agreement as amended and extended hereby, (iv) the execution and delivery of this Amendment and the performance under the Liquidity Agreement, as amended and extended hereby, have been duly and effectively authorized by all necessary corporate action on the part of Finco, (v) the execution and

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delivery of this Amendment and the performance under the Liquidity Agreement, as amended and extended hereby, will not violate any charter, by-law or contract provision, or any license, franchise or permit, law, statute, regulation order or decree applicable to Finco, (vi) the execution and delivery of this Amendment and the performance under the Liquidity Agreement, as amended and extended hereby, will not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of the Obligations of Finco or result or require the creation of or imposition of any lien upon any of the properties or assets of Finco (other than liens created pursuant to the Liquidity Agreement), (vii) no order, decree or judgment of or in any court of competent jurisdiction makes the execution and delivery of this Amendment or the performance under the Liquidity Agreement, as amended and extended hereby, illegal and no action, suit, or proceeding shall be pending or threatened or any investigation by any governmental or regulatory authority shall have been commenced which could result in any such order, decree or judgment and (viii) no authorization, consent, or approval of, or filing with, any public body or authority of the United States or any State thereof which has not already been made or obtained is required for the execution and delivery of this Amendment or the performance under the Liquidity Agreement, as amended and extended hereby, and no authorization, consent or approval of any third party, which has not been obtained, is required with respect thereto.

     6.   Additional Deliveries.  As conditions precedent to the effectiveness
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of this Amendment, Finco shall deliver to the Facility Agent and the Term Bank a copy of the resolutions duly adopted by the Board of Directors of Finco, certified by the Secretary or Assistant Secretary of Finco, authorizing the matters contemplated hereby and execution of this Amendment.

     7.   Effect of Amendment.  Execution of this Amendment by the Facility
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Agent and the Term Bank shall not operate as a waiver of (i) any other right, power or remedy of the Facility Agent or the Term Bank under the Liquidity Agreement, or (ii) any Liquidation Event under the Liquidity Agreement, or (iii) any default of Finco under the Liquidity Agreement.

     8.   Fees, Costs and Expenses.  The provisions of Section 12.07 of the
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Liquidity Agreement are hereby incorporated by reference as if fully set forth herein and made applicable to this Amendment.

     9.   Execution in Counterparts; Effectiveness of Amendment.  This Amendment
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may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment shall become effective as of the date first above written upon (i) receipt by the Facility Agent and the Term Bank of counterparts hereof duly executed by Finco, the Facility Agent, the Term Bank, and the Majority Banks; (ii) payment by Finco to the Facility Agent, on behalf of each Bank

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executing and delivering a counterpart hereof, of the Liquidity Banks Amendment
Fee; and (iii) insofar as it relates to a reduction in the Commitments and the Facility Amount, satisfaction of the conditions set forth in Section 2.06(b) of the Liquidity Agreement, as modified hereby.

     10.  Headings. Headings used in this Amendment are for convenience of
          --------
reference only and shall not affect the construction of this Amendment.

     11.  Reaffirmation of Liquidity Agreement.  The parties hereto agree and
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acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Liquidity Agreement other than as expressly set forth herein and further agree and acknowledge that the Liquidity Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects. No delay on the part of the Facility Agent or the Term Bank in exercising any of their respective rights, remedies, powers and privileges under the Liquidity Agreement or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Liquidity Agreement.

     12.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-
1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF NEW YORK).

      [Balance of page intentionally left blank.  Signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written by their duly authorized representatives.

                                   JEFFERSON SMURFIT FINANCE CORPORATION


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   BANKERS TRUST COMPANY, individually,
                                   as the Series A Bank and as Facility Agent


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   Consented and Agreed to:

                                   THE GOVERNOR & COMPANY OF THE BANK OF
                                   IRELAND, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   THE BANK OF NEW YORK, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________

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                                   THE CHASE MANHATTAN BANK, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN
                                   BRANCHES, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   BANK ONE, N.A., as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   ING BANK N.V., as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________

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                                   THE TORONTO DOMINION BANK, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________


                                   RZB FINANCE LLC, as a Series B Bank


                                   By:    ____________________________________
                                   Name:  ____________________________________
                                   Title: ____________________________________

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